Exhibit 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Mount Yale Opportunity Fund do hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Mount Yale Opportunity Fund for the period ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Mount Yale Opportunity Fund for the periods presented in the report.

/s/ John L. Sabre	/s/ Michael J. Sabre
John L. Sabre President Mount Yale Opportunity Fund	Michael J. Sabre Treasurer Mount Yale Opportunity Fund

Dated: February 28, 2006